drugstore.com
the uncommon drugstore

"This is my idea of drugstore heaven."
MEYERS
CLEAN DA
Secret
STRESS

Employee Meeting

March 24, 2011

BEAUTY.COM

VisionDirect.com
powered by drugstore.com

SkinStore.com

Copyright ©2011 drugstore.com, inc. All rights reserved Confidential Exhibit 99.2

Copyright ©2011 drugstore.com, inc. All rights reserved
Confidential
Additional Information
Additional Information about the Transaction
The information in this presentation is not, and is not intended to be, a solicitation of proxies or an offer of securities. drugstore plans to file with the SEC and mail to its stockholders a Proxy Statement in connection with the transaction. The Proxy Statement will contain important information about Walgreens, drugstore, the transaction and related matters. Investors and security holders are urged to read the Proxy Statement carefully when it is available. Investors and security holders will be able to obtain free copies of the Proxy
Statement and other documents filed with the SEC by drugstore through the web site maintained by the SEC at
www.sec.gov and by contacting drugstore Investor Relations at (212) 331-8424.  In addition, investors and security holders will be able to obtain free copies of the documents filed with the SEC on on drugstore’s website at www.drugstore.com.
Participants in the Acquisition of drugstore
drugstore.com and its directors and officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the Transaction.
Information regarding these persons who may, under the rules of the SEC, be considered participants in the solicitation of drugstore’s stockholders in connection with the proposed transaction will be set forth in the Proxy
Statement described above when it is filed with the SEC. Additional information regarding drugstore’s executive officers and directors is included in drugstore’s definitive proxy statement, which was filed with the SEC on April 30,
2010. You can obtain free copies of this document from drugstore using the contact information above.

Copyright ©2011 drugstore.com, inc. All rights reserved
Confidential
Forward-Looking Statements
Forward-Looking Statements
Information set forth in this material contains forward-looking statements, which involve a number of risks and uncertainties.  These statements include those regarding the closing of the transaction, the integration process and the potential benefits of the acquisition.  These statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that could cause actual results to vary materially from those indicated, including: the ability to obtain regulatory approvals of the transaction on the proposed terms and schedule; the failure of drugstore’s stockholders to approve the transaction; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; competition and its effect on pricing, spending, third-party relationships and revenues;
and other factors described in Walgreens Annual Report on Form 10-K for the year ended August
31, 2010, drugstore.com’s Annual Report on Form 10-K for the year ended January 2, 2011 and their respective subsequent SEC filings, which risks and uncertainties are incorporated herein by reference. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Except to the extent required by law,
Walgreens and drugstore.com disclaim any obligation to update any forward-looking statements after the distribution of this material, whether as a result of new information, future events, changes in assumptions, or otherwise.

Copyright ©2011 drugstore.com, inc. All rights reserved
Confidential
Our Strategy
Our strategy has been consistent –
•
Be the Online Leader in Health, Beauty and Wellness
•
Provide our customers a great experience allowing them to shop whenever, wherever and however they want to shop
•
Offer convenience and service, with a wide assortment, including hard-to-find items
But, the world has changed –
•
Competition is increasing
•
Consolidation is occurring in our industry
•
Offline retailers are quickly moving online
So…..We Have Had a Growing Belief That We Should Partner or
Combine With a Leading Multi-Channel or Offline Retailer

Market Position
Values
Cultures
Vision
Similar Company Beliefs

drugstore.com
the uncommon drugstore

Copyright ©2011 drugstore.com, inc. All rights reserved Confidential Our ideal partner…. 2

PHARMACY
Walgreens

drugstore.com
the uncommon drugstore

Copyright ©2011 drugstore.com, inc. All rights reserved
Confidential
Walgreens – Largest and Most Trusted
Drugstore
Named one of Fortune magazine’s Most Admired Companies in America for 17th consecutive year
Walgreens recently donated $150K to American Red Cross and is matching up to $100K of employee donations to help in the recent Japanese earthquake
Goal: Be America’s most trusted and convenient provider of consumer goods and services and pharmacy, health and wellness solutions
In 2010, Sales surpassed $67B,
Net Income over $2B
Operates 7,500 stores with
244,000 total employees
Nearly 75% of American’s live
within 5 miles of a Walgreens
store

Copyright ©2011 drugstore.com, inc. All rights reserved
Confidential
Structure and Consideration

• Cash purchase of DSCM shares in
connection with the merger of DSCM with a
Walgreens subsidiary
Structure
• $3.80 per share
• Total purchase price equal to approx $429M
Per Share
Price
• All unvested options/SSARs and RSUs and vested
options/SSARs with an exercise price of $3.80 or
higher will be “rolled over” to Walgreens equity
• Vested, in the money options/SSARs and vested,
but unsettled RSUs will be paid out in cash
• All RSAs (vested and unvested) will be paid out in
cash
Treatment of
Stock Options
& Equity

Copyright ©2011 drugstore.com, inc. All rights reserved
Confidential
Significant Benefits to Drugstore!!
Allows us to offer a multi-channel experience
Let’s us combine with an industry leader whose
value and vision is consistent with our own
Allows us to invest more in our business
Gives us scale
Offers additional career opportunities

Copyright ©2011 drugstore.com, inc. All rights reserved
Confidential
Walgreens End-State Vision will be
Executed in a Planned and Phased Manner
Keep all existing Walgreens and DSCM online
channels
Combine the strengths of Walgreens.com and
DSCM platforms to enhance overall product
assortment and customer experience
Create the ability to easily ship to stores, pick up in
stores and offer home delivery leveraging our store
network
Combine Walgreens leading mobile capability with
DSCM’s online retail capabilities

Copyright ©2011 drugstore.com, inc. All rights reserved Confidential Our Guiding Principles for Transition 7

Copyright ©2011 drugstore.com, inc. All rights reserved
Confidential
What it Means for You?
This transaction is about growth and investment
Walgreens recognizes that each of our companies has
been successful because of its employees.  Therefore, it
is a high priority for Walgreens to:
Focus on team member retention
Identify and cultivate talent from both organizations
Acquisition complements Walgreens existing
eCommerce talent base
Few job reductions expected
Will maintain separate locations, Seattle will be a
Center of Excellence
The approach to compensation and benefits is to
maintain a substantially similar offering to what our
employees currently receive:
Walgreens benefit programs are
o
Externally competitive
o
Internally equitable
o
Recognize both individual and team contributions to success

Copyright ©2011 drugstore.com, inc. All rights reserved
Confidential
Over the Next Few Weeks…
Until the transaction closes, Walgreens and DSCM must operate business as separate companies
Together we will outline a clear integration roadmap with the key milestones
An integration planning task force will be formed and will be composed of both Walgreens and DSCM representatives to ensure that we leverage the best of both organizations and minimize disruption
We ask for your support in continuing to meet our commitments to our customers, vendors, business partners, communities, stockholders and to each other
This is a two-way street.  We encourage you to ask questions and provide your input throughout this journey as we build a leading eCommerce business together
Please direct your questions, expectations and concerns to your manager and/or HR representative………….or your CEO!!!